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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                NOVEMBER 15, 2000
                DATE OF REPORT (date of earliest event reported)



                        COMMISSION FILE NUMBER 333-59037


                             LODESTAR HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                               13-3903875
         (State or other jurisdiction of      (IRS Employer Identification No.)
           incorporation or organization)


    30 ROCKEFELLER PLAZA, SUITE 4225
            NEW YORK, NEW YORK                                  10112
      (Address of principal executive offices)                (Zip Code)


                                 (859) 255-4006
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

Lodestar Holdings, Inc. ("Lodestar") did not make its scheduled, semi-annual November 15, 2000, interest payment on its $150.0 million of 11.5% Senior Notes due 2005 (the "Notes").

As referenced in its Form 10-Q for the quarterly period ended July 31, 2000, Lodestar is continuing its efforts to negotiate a restructuring of the Notes.


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                                       SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           LODESTAR HOLDINGS, INC.



                           By:  /s/ Michael E. Donohue
                               -----------------------
                               Michael E. Donohue
                               Vice President & Chief Financial Officer
                               (duly authorized officer, principal financial and accounting officer)


Date:    November 15, 2000
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